Exhibit 99.1

David L. Mortensen (#8242)
   Email: dlmortensen@stoel.com
Jill M. Pohlman (#7602)
   Email: jmpohlman@stoel.com
Jose A. Abarca (#12762)
   Email: jaabarca@stoel.com
STOEL RIVES LLP
201 South Main Street, Suite 1100
Salt Lake City, Utah  84111-4904
Telephone:  (801) 328-3131
Facsimile:  (801) 578-6999

Attorneys for Cord Blood America, Inc.

IN THE UNITED STATES DISTRICT COURT
DISTRICT OF UTAH, CENTRAL DIVISION

CORD BLOOD AMERICA, INC., a Florida corporation,	COMPLAINT AND JURY DEMAND

Plaintiff,
Case No. 2:13-cv-00806-PMW
v.

TONAQUINT, INC., a Utah corporation; ST. GEORGE INVESTMENTS, LLC, a Illinois limited liability company,	Judge Paul M. Warner

Defendants.

           Plaintiff Cord Blood America, Inc. (“CBAI”), by and through its counsel hereby complains against Tonaquint, Inc. (“Tonaquint”) and St. George Investments, LLC (“SGI”) (collectively, “Defendants”) and for its causes of action alleges as follows:

PARTIES, JURISDICTION, AND VENUE

1. Plaintiff CBAI is a publicly-traded corporation organized and existing under the laws of the State of Florida, with its principal place of business at 1857 Helm Drive, Las Vegas, Nevada 89119.

2. On information and belief, defendant Tonaquint is a corporation organized and existing under the laws of the State of Utah, with its principal place of business at 303 East Wacker Drive, Suite 311, Chicago, Illinois 60601.  On information and belief, Tonaquint is a privately held real estate development company.

3. On information and belief, defendant SGI is a limited liability company organized and existed under the laws of the State of Illinois, with its principal place of business at 303 East Wacker Drive, Suite 311, Chicago, Illinois 60601.  On information and belief, SGI is an Illinois-based, privately held investment fund, which is in the business of making investments in publicly-traded companies.

4. On information and belief, Defendants are related entities in that they share common owners, principals, officers and/or directors.  Specifically and among other things, on information and belief, John Fife (“Fife”) is the primary owner and a principal of both SGI and Tonaquint.

5. The Court has subject-matter jurisdiction over this dispute pursuant to 28 U.S.C. § 1332(a) because there is complete diversity of citizenship and the amount in controversy exceeds the sum of $75,000.00, exclusive of costs and interest.

6. This Court has personal jurisdiction over Defendants based on their continuous and systematic contacts with the State of Utah, through their regular transaction of business in this judicial district.  Also, Defendants have had specific contacts with Utah sufficiently related to this cause of action to warrant the exercise of personal jurisdiction by this Court.

7. Venue is proper in this district pursuant to 28 U.S.C. § 1391.

GENERAL ALLEGATIONS

A. CBAI’s Business

8. CBAI is engaged in the business of collecting, processing, and preserving umbilical cord blood and tissue, allowing families to preserve cord blood and tissue at the birth of a child for potential use in future stem cell therapy.  Cord blood stem cells have been used in the treatment of more than 70 malignant and non-malignant diseases, including sickle cell, leukemia, non-Hodgkin’s lymphoma, other forms of cancer, life threatening anemias, and auto-immune diseases.

9. CBAI has one laboratory processing and storage facility located in Las Vegas, Nevada and also holds an interest in a company with a laboratory processing and storage facility, located in Buenos Aires, Argentina.  Collectively, the two facilities store and service approximately 30,000 samples of umbilical cord blood and tissue.

B. Convertible Promissory Notes

10. In the past, CBAI has obtained financing to fund its operations through the issuance of convertible promissory notes in exchange for loans made to CBAI.  Typically, under these convertible promissory notes, the holders of the promissory notes receive interest on the amount loaned to CBAI and have the option to convert the amount owed into shares of CBAI’s common stock in accordance with formulas set forth in the applicable notes.  This form of financing shall be referred to herein as “Convertible Stock Debt.”

11. Beginning in 2009 and continuing for a time thereafter, CBAI issued a number of convertible promissory notes (the “JMJ Notes”) to JMJ Financial (“JMJ”).

12. Pursuant to the JMJ Notes, JMJ had the option to convert all or a portion of the amounts owed under the JMJ Notes into CBAI common stock at conversion prices set forth in each of the JMJ Notes.

C. CBAI Enters into the SGI Agreement.

13. In order to raise additional funds, in 2011, CBAI also entered into a Note and Warrant Purchase Agreement (the “SGI Agreement”) with SGI.

14. Pursuant to the 2011 SGI Agreement, SGI paid CBAI $250,000 and executed and delivered six secured buyer notes to CBAI.  Each of the six secured buyer notes was in the amount of $125,000, for a total of $750,000.

15. In return, CBAI granted SGI (a) a secured convertible promissory note in the principal amount of $1,105,500 (the “SGI Note”) and (b) a warrant to purchase Cord Blood common stock (the “Warrant”).

D. CBAI’s Convertible Debt and Authorized Shares of Stock.

16. As a result of the JMJ Notes and the SGI Note, in 2012, much of CBAI’s debt was in the form of promissory notes which could, at the request of the holder, be converted into CBAI common stock.

17. Consequently, CBAI was concerned about the dilutive effect its Convertible Stock Debt had on its share price and its many shareholders.  Additionally and among other concerns, CBAI was also concerned about being in default under the existing promissory notes if the note holders sought to convert debt into common stock and CBAI could not satisfy the requests because it had already issued the maximum amount of common stock authorized by CBAI’s shareholders (the “Authorized Shares”).

18. Accordingly, CBAI resolved to take steps to eliminate all or a significant portion of its Convertible Stock Debt over time.  In furtherance of this goal, CBAI took steps to become “cash flow positive,” eliminating any need for CBAI to take on any additional Convertible Stock Debt in its current form, to fund operations.  CBAI has remained cash flow positive since the Second Quarter of 2012.

19.   Additionally, in or around 2012, CBAI began exploring possibilities for reducing its existing Convertible Stock Debt.

E. CBAI Negotiates a Deal with SGI that Would Reduce CBAI’s Potential Convertible Debt.

20. In or around 2012, Fife approached CBAI about making an additional investment in CBAI.  Consistent with its goal of reducing and eventually eliminating its Convertible Stock Debt, CBAI began negotiations with Fife.

21. During those negotiations, CBAI repeatedly explained that the purpose of any agreement was to enable CBAI to eliminate all or a significant portion of CBAI’s Convertible Stock Debt, while minimizing the amount of dilution of its common stock.

22. Consistent with that purpose, in 2012, CBAI and Fife negotiated and agreed to the terms pursuant to which Fife, through SGI, would provide funds to CBAI for the purpose of paying off CBAI’s then-existing long-term Convertible Stock Debt (the “Convertible Stock Debt Elimination Agreement”).  Specifically, CBAI and Fife agreed that Fife, through SGI, would provide the required funds to pay off the amounts owed on the JMJ Notes and, in return, CBAI would grant SGI a second note (this time a fixed-conversion price promissory note) in the amount of the funds provided to CBAI (the “Second SGI Note”).

23. Consistent with CBAI’s goal of eliminating all or a significant portion of CBAI’s Convertible Stock Debt in the Convertible Stock Debt Elimination Agreement, CBAI and Fife also agreed that: (a) SGI would exchange the SGI Note for a new note that would be paid off on a set amortization schedule or alternatively could be converted by SGI, but only at a fixed conversion price of $.03 per share (the “Amended SGI Note”); (b) the Second SGI Note and the Amended SGI Note would amortize consecutively, allowing CBAI to repay one of the notes prior to being required to make any payments on the other note; (c) SGI would not make requests to convert debt under the Second SGI Note or the Amended SGI Note, other than at a share price of $.03, and would allow CBAI to repay those notes pursuant to an amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; and (d) CBAI could prepay the entire amount of the Second SGI Note and the Amended SGI Note.

24. Additionally, in the Convertible Stock Elimination Agreement, CBAI and Fife also agreed that SGI would not make conversion requests on the SGI Note, prior to replacing it with the Amended SGI Note.

25. Moreover, during negotiations, CBAI and Fife understood and agreed that the purpose of the Convertible Stock Elimination Agreement was to (a) allow CBAI to eliminate its burdensome long-term convertible stock debt, in its then-existing current form; (b) increase CBAI’s cash flow by consecutively amortizing the Second SGI Note and the Amended SGI Note; (c) allow CBAI to repay the Second SGI Note and the Amended SGI Note pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s absolute discretion; and (d) allow CBAI to prepay the entire amount of the Second SGI Note and the Amended SGI Note.

26. Many if not all of the agreed upon terms of the Convertible Stock Elimination Agreement were memorialized in emails sent by Fife to CBAI in 2012.

F. The Threat of Litigation By JMJ Causes the Parties to Complete Written Documentation of the Convertible Stock Elimination Agreement in Two Phases.

27. In 2012, CBAI became concerned that JMJ was on the verge of initiating a lawsuit against CBAI on the JMJ Notes.  Accordingly and in order to quickly obtain the funds necessary to repay JMJ, CBAI and Fife agreed that they would complete the Convertible Stock Elimination Agreement in two phases.

28. In the first phase, CBAI and SGI would complete a traditional, form convertible stock agreement and related documents (collectively, the “2012 Convertible Stock Agreement”) (“Phase One”).

29. In the second phase, CBAI and SGI would complete the Amended SGI Note and related documents, which would replace the existing SGI Note, which the parties had agreed was to be of no further force and effect (“Phase Two”).

30. At this time and in order to induce CBAI to execute the 2012 Convertible Stock Agreement and to enter into the Convertible Stock Elimination Agreement, Fife repeatedly represented that (a) the SGI Note would be replaced by the Amended SGI Note; (b) the Second SGI Note and the Amended SGI Note would be amortized consecutively and that Defendants would not seek to enforce those notes simultaneously; (c) no payment or conversions would be required or allowed under the SGI Note, as it was to be replaced by the Amended SGI Note; (d) CBAI would be allowed to repay the Second SGI Note and the Amended SGI Note pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s absolute discretion; and (e) CBAI would be allowed to prepay the entire amount of the Second SGI Note and the Amended SGI Note at its discretion.

31. Based on these and other representations, CBAI agreed to execute the Convertible Stock Elimination Agreement in the two phases set forth above.

G. Fife Substitutes Tonaquint for SGI as the Party to the Second SGI Note.

32. At the eleventh hour as the parties were drafting Phase One of the Convertible Stock Elimination Agreement, Fife substituted Tonaquint in for SGI as a party to the Second SGI Note, making Tonaquint a party to the Convertible Stock Elimination Agreement.  There was almost no discussion amongst the parties about this substitution.

33. Accordingly and pursuant to Phase One of the Convertible Stock Elimination Agreement, CBAI issued the Second SGI Note to Tonaquint in the amount of $1,252,000.  The Second SGI Note shall hereafter be referred to as the “Tonaquint Note.”

34. Also, pursuant to Phase One of the Convertible Stock Elimination Agreement, CBAI received $1,120,000 in cash at closing.  CBAI used those funds to pay off the JMJ Notes.

35. As a result of the Convertible Stock Elimination Agreement, the vast majority of CBAI’s debt was held by SGI in the form of the SGI Note and Tonaquint in the form of the Tonaquint Note (collectively, the “Notes”).

36. As set forth above, before and after the Convertible Stock Elimination Agreement was executed, Defendants represented to CBAI that (a) the Notes would be consecutively amortized, (b) the Notes would not become due and owing simultaneously; (c) Defendants would not seek to enforce the Notes simultaneously; (d) SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule; or, alternatively, could be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share; (e) there would be no conversions or payments due under the SGI Note, as it was to be replaced by the Amended SGI Note; (f) Defendants would not make requests to convert debt under the Notes to CBAI common stock, other than at a conversion rate of $.03,  allowing CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; (g) Defendants would allow CBAI to prepay the amounts owing under the Notes; and (h) the Convertible Stock Elimination Agreement would be completed in the two phases identified above.

H.SGI and Tonaquint Fail to Perform Phase Two of the Convertible Stock Elimination Agreement.

37. After the parties completed Phase One of the Convertible Stock Elimination Agreement, CBAI repeatedly contacted Defendants about completing Phase Two of the Convertible Stock Elimination Agreement as Fife has represented and they had agreed to do.  In response, Fife and Defendants represented that their legal department was working on other projects, but would complete the paper work for Phase Two.

38. Despite repeated representations to the contrary, after Phase One was completed, Defendants have failed to complete Phase Two as agreed.  Additionally, contrary to Defendants repeated representations, (a) SGI has failed to execute the Amended SGI Note; (b) Defendants have not allowed CBAI to amortize the Notes consecutively, instead demanding that CBAI perform under the Notes simultaneously; and (c) Defendants have conspired to prevent CBAI from prepaying both notes.

39. In addition, despite agreeing to not do so, SGI submitted numerous conversion notices to CBAI in which SGI requested to convert amounts owed under the SGI Note into shares of CBAI common stock, without replacing the SGI Note, as agreed.  In essence, Defendants have sought to convert amounts owed under the SGI Note, a note that the parties agreed would be replaced and would have no further force or affect.

40. Moreover, Defendants knew that one of the primary purposes of CBAI’s willingness to enter the Convertible Stock Elimination Agreement was to reduce dilution of CBAI’s common stock as much as possible, and to avoid having to request any further increases in CBAI’s Authorized Stock to pay the Convertible Stock Debt.  Despite this knowledge and its prior representations, SGI continued to make conversion requests under the prior SGI Note, which was supposed to be replaced, knowing that doing so would force CBAI to dilute the common stock base and eventually force CBAI to seek to obtain authorization to issue more shares.

41. Despite making representations to CBAI that it could make payments on the Notes in stock or cash, Defendants have demanded that CBAI make payments in CBAI common stock.  On information and belief, Defendants have made these requests as part of a conspiracy to eliminate all of CBAI’s Authorized Shares, thereby allowing Defendants to claim that CBAI is in default under the Notes and Warrant and allowing Defendants to impose strict penalties and/or foreclose on and sell all of CBAI’s assets.

42. Consistent with their strategy, Defendants have threatened to foreclose on the Notes, and thereby seize and sell all of CBAI’s assets.

FIRST CAUSE OF ACTION
(Fraud in the Inducement – Against Defendants)

43. CBAI hereby incorporates by reference the allegations set forth in paragraphs 1 through 42 above as though fully set forth herein.

44. As set forth above, in 2012, while CBAI was contemplating whether to enter the Convertible Stock Elimination Agreement, Defendants represented to CBAI that the Notes would be consecutively amortized, that the Notes would not become due and owing simultaneously, and that Defendants would not seek to enforce the Notes simultaneously.  In fact, Defendants have sought to enforce the Notes simultaneously, demanding that CBAI make payments on the Notes concurrently.

45. As set forth above, in 2012, while CBAI was contemplating whether to enter the Convertible Stock Elimination Agreement, Defendants represented that SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule or, alternatively, could be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share.  In fact, Defendants have refused to replace the SGI Note with the Amended SGI Note and have repeatedly and unilaterally sought to convert the amounts owed under the SGI Note into CBAI common stock at a price lower than the fixed price.

46. As set forth above, in 2012, while CBAI was contemplating whether to enter the Convertible Stock Elimination Agreement, Defendants represented to CBAI that they would not make requests to convert debt under the Notes to CBAI common stock.  Rather, Defendants represented that CBAI would be able to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion.  In fact, Defendants have made numerous requests to convert debt under the Notes into CBAI common stock.

47. As set forth above, in 2012, while CBAI was contemplating whether to enter the Convertible Stock Elimination Agreement, Defendants represented to CBAI that CBAI could prepay all amounts owed under the Notes.  In fact, Defendants have conspired to prevent CBAI from prepaying the amounts owed under the Notes.

48. As set forth above, in 2012, while CBAI was contemplating whether to enter the Convertible Stock Elimination Agreement, Defendants represented that the Convertible Stock Elimination Agreement would be completed in the two phases identified above, including that in Phase One the parties would complete the Tonaquint Note and in Phase Two the parties would replace the SGI Note with the Amended SGI Note and consecutively amortize the Notes.  In fact, since completing Phase one, Defendants have refused to complete Phase Two and instead seek to enforce Phase One in a manner contrary to the parties’ intent and Defendants’ representations.

49. SGI and Tonaquint knew or should have known that their representations set forth above were false.

50. SGI and Tonaquint knowingly and intentionally misled CBAI through false and material misrepresentations concerning CBAI’s rights and obligations under the Notes to induce CBAI to enter into the Convertible Stock Elimination Agreement, including Phase One.

51. CBAI was materially induced to enter into the Convertible Stock Elimination Agreement based on Defendants’ false representations set forth above.

52. CBAI did not know that Defendants’ representations were false at the time they were made.

53. CBAI reasonably relied on Defendants’ misrepresentations to their detriment by entering into the Convertible Stock Elimination Agreement, including Phase One.

54. As a direct and proximate result of Defendants’ fraudulent inducement, CBAI has suffered and continues to suffer actual, incidental, and consequential damages in an amount to be determined at trial, but not less than $75,000, exclusive of costs and interest.

55. Defendants’ fraudulent inducement was willful, wanton and malicious, with the intent to harm and irreparably damage CBAI, thereby subjecting Defendants to an adverse award of punitive damages to aid in the deterrence of such future conduct.

56. As a result of Defendants’ fraudulent misrepresentations, CBAI is also entitled to an order rescinding the Second SGI Note, SGI Note, Warrant and their related documents.  Alternatively, CBAI is entitled to an order reforming the Convertible Stock Elimination Agreement, including the Notes, to (a) be consistent with Defendants’ representations and the terms agreed upon by the parties in 2012; and (b) allow CBAI time to either increase Authorized Shares and/or to obtain the funds necessary to pay any amounts owed to Defendants.

57. As a result of Defendants’ fraudulent misrepresentations, CBAI is also entitled to an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets.

SECOND CAUSE OF ACTION
(Alternatively, Breach of Agreement – Against Defendants)

58. CBAI hereby incorporates by reference the allegations set forth in paragraphs 1 through 57 above as though fully set forth herein.

59. To the extent the Convertible Stock Elimination Agreement was not obtained by Defendants’ fraudulent inducement as described above, it is a valid and binding agreement.

60. Pursuant to the Convertible Stock Elimination Agreement, Defendants warranted, among other things, that (a) the Notes would be consecutively amortized; (b) the Notes would not become due and owing simultaneously; (c) Defendants would not seek to enforce the Notes simultaneously; (d) SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule or, alternatively, could be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share; (e) Defendants would not make requests to convert debt under the Notes to CBAI common stock, other than at a conversion price of $.03, but would allow CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; (f) Defendants would allow CBAI to prepay the amounts owing under the Notes; and (g) the Convertible Stock Elimination Agreement would be completed in the two phases identified above.

61. In fact, Defendants have (a) demanded that CBAI make payments on the Notes simultaneously; (b) refused to replace the SGI Note with the Amended SGI Note; (c) repeatedly and unilaterally sought to convert the amounts owed under the SGI Note into CBAI common stock at a price lower than the fixed price the parties intended to include in the Amended SGI Note; (d) made numerous requests to convert debt under the Notes into CBAI common stock; (e) conspired to prevent CBAI from prepaying the amounts owed under the Notes; and (f) refused to complete Phase Two of the Convertible Stock Elimination Agreement and instead sought to enforce Phase One in a manner contrary to the parties’ intent and Defendants’ representations.

62. Defendants actions set forth herein constitute a material breach of the Convertible Stock Elimination Agreement.

63. CBAI has fully performed, or has been excused from performing, its obligations under the Convertible Stock Elimination Agreement with Defendants.

64. As a direct and proximate result of Defendants’ breach, CBAI has suffered, and will continue to suffer, actual and consequential damages in an amount to be determined at trial, but not less than $75,000, exclusive of costs and interest.

65. As a result of Defendants’ breach, CBAI is also entitled to an order rescinding the Second SGI Note, SGI Note, Warrant and their related documents.  Alternatively, CBAI is entitled to an order reforming the Convertible Stock Elimination Agreement, including the Notes, to (a) be consistent with Defendants’ representations and the terms agreed upon by the parties in 2012; and (b) allow CBAI time to either increase the Authorized Shares of CBAI and/or to obtain the funds necessary to pay any amounts owed to Defendants.

66. As a result of Defendants’ breach, CBAI is also entitled to an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets.

THIRD CAUSE OF ACTION
(Breach of the Implied Covenant of Good Faith
and Fair Dealing – Against Defendants)

67. CBAI hereby incorporates by reference the allegations set forth in paragraphs 1 through 66 above as though fully set forth herein.

68. Under Utah law, every contract includes an implied covenant of good faith and fair dealing.

69. Accordingly, to the extent the Convertible Stock Elimination Agreement was not obtained by Defendants’ fraudulent inducement as described above, it was subject to an implied covenant that Defendants would perform their obligations in good faith, in the spirit of fair dealing and in a manner that did not deprive CBAI of the benefits it bargained for under the agreement.

70. As set forth above, the benefits CBAI bargained for and the purpose of the Convertible Stock Elimination Agreement was to (a) allow CBAI to eliminate its burdensome long-term convertible stock debt, in its then-existing current form; (b) increase CBAI’s cash flow by consecutively amortizing the Notes and allowing CBAI to repay one of the notes prior to being required to make any payments on the other note; (c) allow CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; and (d) allow CBAI to prepay the entire amount of the Second SGI Note and the Amended SGI Note.

71. Defendants have breached the implied covenant of good faith and fair dealing by (a) demanding that CBAI make payments on the Notes simultaneously; (b) refusing to replace the SGI Note with the Amended SGI Note; (c) repeatedly and unilaterally seeking to convert the amounts owed under the SGI Note into CBAI common stock at a price lower than the fixed price the parties intended to include in the Amended SGI Note; (d) demanding that CBAI make payments under the SGI Note, which was supposed to have been replaced by the amended SGI Note; (e) making numerous requests to convert debt under the Notes into CBAI common stock; (f) conspiring to prevent CBAI from prepaying the amounts owed under the Notes; and (g) refusing to complete Phase Two of the Convertible Stock Elimination Agreement and instead seeking to enforce Phase One in a manner contrary to the parties’ intent and Defendants’ representations.

72. As a direct and proximate result of Defendants’ breach, CBAI has suffered, and will continue to suffer, actual and consequential damages in an amount to be determined at trial, but not less than $75,000, exclusive of costs and interest.

73. As a result of Defendants’ breach, CBAI is also entitled to an order rescinding the Second SGI Note, SGI Note, Warrant and their related documents.  Alternatively, CBAI is entitled to an order reforming the Convertible Stock Elimination Agreement, including the Notes, to (a) be consistent with Defendants’ representations and the terms agreed upon by the parties in 2012; and (b) allow CBAI time to either increase the Authorized Shares of CBAI and/or to obtain the funds necessary to pay any amounts owed to Defendants.

74. As a result of Defendants’ breach, CBAI is also entitled to an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets.

FOURTH CAUSE OF ACTION
(Unjust Enrichment – Against Defendants)

75. CBAI hereby incorporates by reference the allegations set forth in paragraphs 1 through 74 above as though fully set forth herein.

76. CBAI has conferred benefits on Defendants by entering into the Convertible Stock Elimination Agreement and by issuing the Notes.

77. Defendants knew and know of the benefit CBAI has conferred upon them.

78. CBAI conferred those benefits based on Defendants representations and agreement that (a) the Notes would be consecutively amortized; (b) the Notes would not become due and owing simultaneously; (c) Defendants would not seek to enforce the Notes simultaneously; (d) SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule or, alternatively, could be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share; (e) Defendants would not make requests to convert debt under the Notes to CBAI common stock, other than at a price of $.03, and would allow CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; (f) Defendants would allow CBAI to prepay the amounts owing under the Notes; and (g) the Convertible Stock Elimination Agreement would be completed in the two phases identified above.

79. Defendants have accepted and retained the benefit CBAI has conferred, even though Defendants have (a) demanded that CBAI make payments on the Notes simultaneously; (b) refused to replace the SGI Note with the Amended SGI Note; (c) repeatedly and unilaterally sought to convert the amounts owed under the SGI Note into CBAI common stock at a price lower than the fixed price the parties agreed to include in the Amended SGI Note; (d) made numerous requests to convert debt under the Notes into CBAI common stock; (e) conspired to prevent CBAI from prepaying the amounts owed under the Notes; and (f) refused to complete Phase Two of the Convertible Stock Elimination Agreement and instead sought to enforce Phase One in a manner contrary to the parties’ intent and Defendants’ representations.

80. The circumstances are such that it would be inequitable for Defendants to retain the benefit CBAI conferred on them.

81. CBAI is, therefore, entitled in equity to recover from Defendants an amount equal to the benefits CBAI has conferred on Defendants, to be determined at trial, but not less than $75,000 exclusive of interest and costs, plus interest, costs, and reasonable attorneys’ fees.

82. CBAI is also entitled to an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets.

PRAYER FOR RELIEF

WHEREFORE, CBAI respectfully prays for this Court’s judgment against Defendants as follows:

On the First Claim for Relief for Fraud in the Inducement

1. For entry of an Order rescinding the Second SGI Note, SGI Note, Warrant and their related documents;

2. For entry of an Order reforming the Convertible Stock Elimination Agreement, including the Notes, to (a) be consistent with Defendants’ representations and the terms agreed upon by the parties in 2012, including that (i) the Notes would be consecutively amortized; (ii) the Notes would not become due and owing simultaneously; (iii) Defendants would not seek to enforce the Notes simultaneously; (iv) SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule or, alternatively, could be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share; (v) Defendants would not make requests to convert debt under the Notes to CBAI common stock, other than at a conversion price of $.03, and would allow CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; (vi) Defendants would allow CBAI to prepay the amounts owing under the Notes; and (vii) the Convertible Stock Elimination Agreement would be completed in the two phases identified above; and (b) allow CBAI time to either increase the Authorized Shares of CBAI and/or obtain the funds necessary to pay any amounts owed to Defendants.

3. For an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets;

4. For an award of punitive damages in an amount to be determined at trial;

5. For an award of all damages incurred by CBAI, in an amount to be determined at trial, but not less than $75,000 exclusive of interest and costs;

6. For an award of all costs, and reasonable attorneys’ fees incurred by CBAI;

7. For an award of pre-and post-judgment interest; and

8. For such other and further relief as this Court may deem just and proper.

On the Second Claim for Relief for Breach of Agreement

1. For entry of an Order rescinding the Second SGI Note, SGI Note, Warrant and their related documents;

2. For entry of an Order reforming the Convertible Stock Elimination Agreement, including the Notes, to (a) be consistent with Defendants’ representations and the terms agreed upon by the parties in 2012, including that (i) the Notes would be consecutively amortized; (ii) the Notes would not become due and owing simultaneously; (iii) Defendants would not seek to enforce the Notes simultaneously; (iv) SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule or, alternatively, could be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share; (v) Defendants would not make requests to convert debt under the Notes to CBAI common stock, but would allow CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; (vi) Defendants would allow CBAI to prepay the amounts owing under the Notes; and (vii) the Convertible Stock Elimination Agreement would be completed in the two phases identified above; and (b) allow CBAI time to either increase the Authorized Shares of CBAI and/or to obtain the funds necessary to pay any amounts owed to Defendants.

3. For an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets;

4. For an award of all damages incurred by CBAI, in an amount to be determined at trial, but not less than $75,000 exclusive of interest and costs;

5. For an award of all costs, and reasonable attorneys’ fees incurred by CBAI;

6. For an award of pre-and post-judgment interest; and

7. For such other and further relief as this Court may deem just and proper.

On the Third Claim for Relief for Breach of the Implied Covenant of Good Faith and Fair Dealing

1. For entry of an Order rescinding the Second SGI Note, SGI Note, Warrant and their related documents;

2. For entry of an Order reforming the Convertible Stock Elimination Agreement, including the Notes, to (a) be consistent with Defendants’ representations and the terms agreed upon by the parties in 2012, including that (i) the Notes would be consecutively amortized; (ii) the Notes would not become due and owing simultaneously; (iii) Defendants would not seek to enforce the Notes simultaneously; (iv) SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule or, alternatively, could only be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share; (v) Defendants would not make requests to convert debt under the Notes to CBAI common stock, other than at a conversion price of $.03, and would allow CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; (vi) Defendants would allow CBAI to prepay the amounts owing under the Notes; and (vii) the Convertible Stock Elimination Agreement would be completed in the two phases identified above; and (b) allow CBAI time to either increase the Authorized Shares of CBAI and/or to obtain the funds necessary to pay any amounts owed to Defendants.

3. For an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets;

4. For an award of all damages incurred by CBAI, in an amount to be determined at trial, but not less than $75,000 exclusive of interest and costs;

5. For an award of all costs, and reasonable attorneys’ fees incurred by CBAI;

6. For an award of pre-and post-judgment interest; and

7.  For such other and further relief as this Court may deem just and proper.

On the Fourth Claim for Relief for Unjust Enrichment

1. For entry of an Order rescinding the Second SGI Note, SGI Note, Warrant and their related documents;

2. For entry of an Order reforming the Convertible Stock Elimination Agreement, including the Notes, to (a) be consistent with Defendants’ representations and the terms agreed upon by the parties in 2012, including that (i) the Notes would be consecutively amortized; (ii) the Notes would not become due and owing simultaneously; (iii) Defendants would not seek to enforce the Notes simultaneously; (iv) SGI would replace the SGI Note with the Amended SGI Note that would be paid off on a set amortization schedule or, alternatively, could be converted by SGI to CBAI common stock, but only at a fixed conversion price of $.03 per share; (v) Defendants would not make requests to convert debt under the Notes to CBAI common stock, other than at a conversion price of $.03, and would allow CBAI to repay the Notes pursuant to a set amortization schedule by making monthly payments of either cash or stock in CBAI’s discretion; (vi) Defendants would allow CBAI to prepay the amounts owing under the Notes; and (vii) the Convertible Stock Elimination Agreement would be completed in the two phases identified above; and (b) allow CBAI time to either increase the Authorized Shares of CBAI and/or to obtain the funds necessary to pay any amounts owed to Defendants.

3. For an order enjoining Defendants from foreclosing on the Notes and/or seeking to seize and/or sell CBAI’s assets;

4. For an award in the amount equal to the benefits CBAI has conferred on Defendants, to be determined at trial, but not less than $75,000 exclusive of interest and costs, plus interest, costs, and reasonable attorneys’ fees;

5. For an award of all costs, and reasonable attorneys’ fees incurred by CBAI;

6. For an award of pre-and post-judgment interest; and

7. For such other and further relief as this Court may deem just and proper.

For All Claims for Relief

1.           For an order granting CBAI such other and further relief as the equities of the case may require and this Court deems just and proper, together with the reasonable attorneys’ fees, costs, and disbursements incurred by CBAI in this action.

DEMAND FOR JURY TRIAL

Pursuant to Rule 38 of the Federal Rules of Civil Procedure and the Seventh Amendment to the United States Constitution, CBAI demands a trial by jury on all issues properly triable by jury.

STOEL RIVES LLP

DATED: August 30, 2013.	/s/ David L. Mortensen
David L. Mortensen
Jose A. Abarca
Attorneys for Cord Blood America, Inc.

Plaintiff’s Address:
Cord Blood America, Inc.
1857 Helm Drive
Las Vegas, Nevada 89119